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                                                                   Exhibit 10.6














                        CHICAGO BRIDGE & IRON COMPANY
                             EXCESS BENEFIT PLAN











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                        CHICAGO BRIDGE & IRON COMPANY
                             EXCESS BENEFIT PLAN

                                  ARTICLE I

                    ESTABLISHMENT, OBJECTIVES AND DURATION

     1.1 Establishment of Plan. Chicago Bridge & Iron Company, a Delaware corporation wholly-owned by Chicago Bridge & Iron Company N.V., a Netherlands corporation, hereby establishes an elective deferred compensation plan to be known as the "Chicago Bridge & Iron Company Excess Benefit Plan" (the "Plan") as set forth in this amended Plan document.

     1.2 Effective Date. The Plan shall become effective as of January 1, 1997. The Plan applies only to individuals who are employees of the Company on or after that effective date. The Plan shall remain in effect until terminated as provided in Article VIII.

     1.3 Objectives. The Plan is an unfunded deferred compensation arrangement for a select group of management or highly compensated employees of the Company. The Plan is intended to provide participating employees with the benefits equivalent to the contributions the Company would have made on their behalf to the Chicago Bridge & Iron Savings Plan ("Savings Plan") but for the limitations of the Code.


                                  ARTICLE II

                                 DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     2.1 "Account" means any of the separate bookkeeping accounts maintained for each Participant representing the Participant's total credits under Article IV of the Plan, and which consists of the following subaccounts:

            (i) "Matching Contribution Subaccount" means the record of the Participant's Matching Contribution Credits under Section 4.1 and earnings (or loss) thereon.

            (ii) "Company Contribution Subaccount" means the record of the
                 Participant's Company Contribution Credits under Section 4.2 and earnings (or loss) thereon.

The Plan Administrator may maintain such other subaccounts within any Account as the Plan Administrator deems necessary or desirable.

     2.2 "Board" means the Board of Directors of the Company.


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     2.3 "Change Date," as of which a Participant may change the deemed investment of his or her Account or of future contributions to his or her Account, means any date as of which such change may become effective under procedures for such changes established by the Plan Administrator.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5 "Company" means Chicago Bridge & Iron Company, a Delaware corporation.

     2.6 "Company Contribution Credits" means credits to a Participant's Account determined and made according to Section 4.2.

     2.7 "Compensation" means "compensation" as defined in the Savings Plan for purposes of making Elective Deferrals, modified by including deferrals under the Chicago Bridge & Iron Company Deferred Compensation Plan as well as Elective Deferrals under the Savings Plan; and determined without regard to the
Section 401(a)(17) Limit.

     2.8 "Elective Deferrals" means "elective deferrals" as defined in the Savings Plan for purposes of applying the limitations of Sections 401(k)(3) and 402(g) of the Code.

     2.9 "Employee" means any employee of the Company or its Subsidiaries. Directors who are not employed by the Company or a Subsidiary shall not be considered Employees under this Plan.

     2.10 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.11 "Highly Compensated Employee" means an Employee who is treated as a highly compensated employee, as defined in Section 414(q) of the Code, for purposes of the Savings Plan.

     2.12 "Matching Credits" means credits to a Participant's Account determined and made according to Section 4.1.

     2.13 "Measurement Fund" means a publicly traded or offered mutual fund or funds from the following list of funds managed by T. Rowe Price Associates, Inc., or one of its affiliates, which a Participant may select under Section
4.3 to determine the subsequent imputed interest on his or her deferrals:

                 Blue Chip Fund
                 Balanced Fund
                 Equity Income Fund
                 Equity Index
                 New Horizons
                 Prime Reserve
                 Spectrum Income
                 Spectrum Growth
                 International Stock


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     2.14 "Participant" means an employee of the Company who is eligible to participate in this Plan in accordance with Section 3.1.

     2.15 "Plan Administrator" means the Company.

     2.16 "Plan Year" means the plan year of the Savings Plan, which unless and until changed is identical to the fiscal year of the Company and to the calendar year.

     2.17 "Qualified Compensation" means "compensation," as defined in the Savings Plan for purposes of making Elective Deferrals, not in excess of the
Section 401(a)(17) Limit.

     2.18 "Savings Plan" means the Chicago Bridge & Iron Savings Plan, as amended from time to time.

     2.19 "Section 401(a)(17) Limit" means the limit on includible compensation under qualified plans imposed by Section 401(a)(17) of the Code, as adjusted for the applicable Plan Year.

     2.20 "Subsidiary" means any corporation (other than the Company) in which Chicago Bridge & Iron Company N.V. (the "Parent") owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50% of the total combined voting power of all classes of stock, or any other entity (including but not limited to partnerships and joint ventures) in which the Parent owns, directly or indirectly through the Company or Subsidiaries, at least fifty percent (50%) of the capital or profits interest.

     2.21 "Trust" means the trust, of the type commonly known as a "rabbi" trust, established in connection with this Plan pursuant to Section 8.2.

     2.22 "Trustee" means the Trustee of the Trust.

     2.23 "Valuation Date" means the last day of each Plan Year and such other dates as the Plan Administrator makes a determination of the value of Participants' Accounts.

                                 ARTICLE III

                                PARTICIPATION

     3.1 Eligibility. An Employee of the Company or any Subsidiary shall automatically participate in this Plan for any Plan Year if for such Plan Year he or she (i) is a management or highly compensated employee within the meaning of Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, (ii) is eligible to participate in the Savings Plan, (iii) is an Employee on the last day of the Plan Year or incurred a termination of employment during the Plan Year due to retirement, disability, death or a reduction in force (as such terms are defined in the Savings Plan for purposes of entitlement to allocations thereunder); and (iv) has "compensation" as defined in the Savings Plan in excess of the Section 401(a)(17) Limit.


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     3.2 Entry.  Each Participant shall complete and return the appropriate participation forms to the Plan Administrator.

     3.3 Duration of Participation. A Participant shall continue to be a Participant until the Participant's termination of employment with the Company and all Subsidiaries, and thereafter shall be an inactive Participant for so long as he or she is entitled to a benefit from the Plan. A Participant who remains an employee of the Company or a Subsidiary but who for any reason does not meet the requirements of Section 3.1 for a Plan Year shall be an inactive Participant for such Plan Year, but shall again become an active Participant in any later Plan Year in which he or she meets those requirements.


                                  ARTICLE IV

                               COMPANY CREDITS

     4.1 Matching Contribution Credits. For each Plan Year, a Participant who has met the applicable requirements of Article III shall receive a Matching Contribution Credit equal to (a) below minus (b) below, as follows:

     (a)  Three percent (3%) of the Participant's  Compensation.

     (b)  Three percent (3%) of the Participant's Qualified Compensation.

Matching Contribution Credits for a Plan Year shall be credited to the Participant's Matching Contribution Subaccount as of the date (or dates) determined by the Company, but not later than the earlier of (i) the date or dates that funds are contributed to the Savings Plan as matching contributions thereunder based upon the same Compensation for the Plan year, or (ii) the due date (after all applicable extensions) for filing the Company's federal income tax return for the Plan Year.

     4.2 Company Contribution Credits. For each Plan Year, a Participant who has met the applicable requirements of Section 3.1 shall receive a Company Contribution Credit equal to (a) below minus (b) below, as follows:

     (a) An amount equal to (i) the percentage of Qualified Compensation at which the sum of Company basic and discretionary contributions under the Savings Plan for the Plan Year are allocated to the accounts of Savings Plan participants who are not Highly Compensated Employees, of (ii) the Participant's Compensation for the Plan Year; and

     (b) The sum of Company basic and discretionary contributions, if any, actually made for the Participant under the Savings Plan for the Plan Year (after applying the Section 401(a)(17) Limit, and if applicable, the limitations of Section 415 of the Code).


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Company Contribution Credits shall be credited to the Participant's Company
Contribution Subaccount as of the date (or dates) determined by the Company, but not later than the due date (after all applicable extensions) for filing the Company's federal income tax return for the Plan Year.

     4.3 Income (or Loss) on Credits. For purposes of determining income (or loss) on a Participant's Account, the Account shall be deemed invested in such Measurement Funds as the Participant may designate from time to time under procedures established by the Plan Administrator. The designation of Measurement Funds from time to time shall apply to both his or her Matching Contribution Subaccount and Company Contribution Subaccount until changed. Designation of Measurement Funds shall be in whole percentages of the periodic credits to the Participant's Account, or of the balance of his or her Account, which percentages shall add up to 100%. If the Participant does not otherwise designate a Measurement Fund under procedures established by the Plan Administrator, his or her Account shall be deemed invested in the Prime Reserve Measurement Fund.

     As of any Change Date, a Participant may change the designation or allocation of Measurement Funds to determine income (or loss) on future credits to his or her Account, or may change the existing allocation of his or her Account among Measurement Funds, under procedures established by the Plan Administrator to implement such changes.

     For purposes of determining income (or loss), a Participant's Matching and Company Contribution Credits shall be deemed to have been invested in Measurement Funds as soon as reasonably practicable after the date as of which they are credited under Sections 4.1 or 4.2. For purposes of determining income (or loss), a Participant's Account shall be deemed to have been reinvested in the newly-designated Measurement Funds as soon as reasonably practicable under the procedures established by the Plan Administrator to implement such changes.

     4.4 Statements. The Plan Administrator shall give each Participant a statement of the value of his or her Account, and the Measurement Funds then in effect for that Account, as of and as soon as reasonably practicable after the Valuation Date which falls on the last day of the Plan Year. The Plan Administrator may, but shall not be required to, provide similar statements as of any intervening Valuation Date. The value of a Participant's Account, and the applicable Measurement Funds, as of the applicable Measurement Date, shown on any such statement shall be conclusive and binding on both the Company and the Participant absent bad faith or manifest error unless the Participant brings error to the attention of the Plan Administrator by filing a claim for clarification of his or her future rights to benefits pursuant to Section 7.3 within ninety (90) days after receiving that statement.

     4.5 Excess Elective Deferrals. Notwithstanding anything in this Plan to the contrary, in no circumstances will any Elective Deferrals or other Company contributions under the Savings Plan be deferred or contributed into this Plan or the Trust. Any portion of a Participant's Elective Deferrals or other Company contributions made on his or her behalf under the Savings Plan that for any reason cannot remain in the Savings Plan (or its associated trust) shall be paid out to the Participant in accordance with the Savings Plan.


                                   ARTICLE V


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                                   VESTING

     5.1 Vesting. A Participant shall be vested in his or her Matching Contribution Subaccount and Company Contribution Subaccount (if any) to the same extent as the Participant is vested in his or her corresponding accounts under the Savings Plan.


                                  ARTICLE VI

                             PAYMENT OF BENEFITS

     6.1 Distribution Options. Upon or after becoming a Participant in this Plan, the Participant may elect, on a form provided by the Plan Administrator substantially in the form of Exhibit A, and delivered to the Plan
Administrator, one of the following distribution dates and one of the following distribution methods for payment of his or her Account:

     (a) Distribution Dates:

            (i)   Termination.  The Participant's termination of employment;

            (ii) Designated Date. The first day of a designated calendar month in a designated calendar year;

            (iii) Designated Post-Employment Deferral.  The first day of the calendar month that follows the Participant's termination of employment by a designated number (not more than 120) of months.

            Notwithstanding an election of (ii) or (iii) above, the distribution date shall be the date of termination of employment if employment terminates due to death or disability. In the case of a Director, termination of employment shall mean the first date that he or she is neither an Employee nor Director of the Company or any Subsidiary.

     (b) Distribution Methods:

            (i)   Lump Sum.  A distribution in a single lump sum.

            (ii) Installments. A distribution in annual, quarterly or monthly installments over a period, not exceeding 10 years, elected by the Participant; with the amount of each installment being the balance of the Participant's Account subject to this distribution option as of the Valuation Date preceding payment divided by the number of installments (including the current installment) remaining to be paid.

                  In either case the lump sum payment or the first installment payment shall be made as soon as practicable (and in all events within thirty (30) days) after the


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                  Participant's termination of employment and any remaining
                  installment payments shall be made on the annual, quarterly or monthly (as the case may be) anniversary of that initial distribution date until payments are completed. The distribution option elected shall apply uniformly to the entire balance of the Participant's Account, including both the Matching Contribution Subaccount and the Discretionary Contribution Subaccount (if any). If upon a Participant's termination of employment no election of distribution date or distribution method is in effect, distribution shall be made as soon as practicable after his or her termination of employment in a single lump sum.

     6.2 Changes in Distribution Options. A Participant may change his or her previously elected distribution option on a form provided by the Plan Administrator substantially in the form of Exhibit A, and delivered to the Plan Administrator. But no change in a Participant's distribution option after his or her initial election of a distribution option will become effective (for distribution upon a subsequent termination of employment) until a date which is
(i) at least six months after the date the change of election is filed with the Plan Administrator, and (ii) is in the Plan Year after the Plan Year in which the change of election is filed with the Plan Administrator. The date and distribution method upon or after distribution on a Participant's termination of employment shall therefore be determined by his or her most recent distribution option election that meets the foregoing requirements, except as provided in Sections 6.1 and 6.3.

     6.3 Small Installments and Account Balances. If for any reason, at any time after a Participant's employment terminates and before the date (if any) installment payments actually begin, the balance of his or her Account (or portion of an Account payable to a single Beneficiary) is less than $10,000, then notwithstanding anything in this Plan or any Participant's election to the contrary, the Participant's Account (or such portion) shall be distributed in a single lump sum as soon as practicable. If for any reason, at any time after a Participant's employment terminates and on or after the date installment payments actually begin, the amount of any installment payable to a Participant or Beneficiary is less than a minimum amount of $500 (for a monthly installment), $1,500 (for a quarterly installment) or $6,000 (for an annual installment), then notwithstanding anything in this Plan or any Participant's election to the contrary, each installment shall be in the applicable foregoing minimum amount and installments shall continue only until the Account is exhausted. If for any reason the distributee of benefits under this Plan is either an estate or, subsequent to the death of a Participant or Beneficiary, a trust, the Plan Administrator in its sole discretion may pay to such estate or trust the entire balance of the Account that is distributable to such estate or trust in a single lump sum.

     6.4 Form of Payment. All benefits under this Plan shall be paid by negotiable check or other cash equivalent from the Trust or other general funds of the Company.

     6.5 Beneficiary. Any amounts payable under this Plan after the death of the Participant shall be paid to the Participant's Beneficiary at the time and in the method determined by the Participant pursuant to Section 6.1, subject to Sections 6.2 and 6.3. A Participant may designate the Beneficiary or Beneficiaries (who may be named contingently or successively) to receive such amounts. Each designation of Beneficiary shall be on a form provided by the Plan Administrator substantially in the form of Exhibit B, signed by the Participant and filed with the Plan Administrator during the


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Participant's lifetime.  A Participant may revoke such designation (without the consent of any Beneficiary) and make a new designation of Beneficiary by filing a new form in like manner. If upon a Participant's death no valid designation of Beneficiary is on file with the Plan Administrator, or if a Beneficiary dies before payments are completed and there are no living contingent or successive Beneficiaries, then any remaining payments under this Plan shall be made (1) to the Participant's surviving spouse, if any, or (2) if there is no surviving spouse, then in equal shares to his or her children (with the then-living descendants of any deceased child taking that child's share per stirpes), or
(3) if there are neither a surviving spouse nor surviving children or their descendants, then to the estate of the last to die of the Participant and all designated Beneficiaries.

     6.6 Rights of Beneficiary. The Beneficiary of a Participant who has died shall have the same right as a Participant to designate Measurement Funds under
Section 4.3, and receive a statement under Section 4.4, for the Account (or portion of an Account) as to which he or she is a Beneficiary.

     6.7 Facility of Payment.   In the event any distribution is payable under
this Plan to a minor or other individual who is legally, physically or mentally incompetent to receive such payment, the Plan Administrator in its sole discretion shall pay such benefits to one or more of the following persons:

        (a) Directly to such minor or other person.

        (b) To the legal guardian or conservator of such minor or other person;

        (c) To the spouse, parent, brother, sister, child or other relative of such minor or other person for the use and benefit of such minor or other person.

The Plan Administrator shall not be required to see to the application of any distribution so made to any of such persons, but the receipt therefor shall be a full discharge of the liability of the Plan, the Plan Administrator, the Company, and the Trustee to such minor or other person.


                                 ARTICLE VII

                                ADMINISTRATION

     7.1 Company as Plan Administrator. The Plan will be administered by the Company.

     7.2 Power of the Plan Administrator. The Plan Administrator shall have the power and authority in its sole and absolute discretion:

        (a) To construe and interpret the Plan, determine the application of the Plan to situations where such application is unclear or disputable, and make equitable adjustments for any mistakes or errors made in the administration of the Plan.


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      (b)  To determine all questions arising in the administration of the Plan, including the power to determine the rights of Participants and their beneficiaries and the amount of their respective benefits;

      (c) To adopt such rules, regulations and forms as it may deem necessary for the proper and efficient administration of the Plan consistent with its purposes;

      (d) To enforce the Plan in accordance with its terms and the rules, regulations and forms adopted by the Plan Administrator;

      (e) To take such action and establish such procedures as it deems necessary or appropriate to coordinate deferrals and benefits under this Plan with the Savings Plan, the Chicago Bridge & Iron Company Deferred Compensation Plan, or the Trust;

      (f) To take such action and establish such procedures as it deems necessary or appropriate to implement Participant designations of Measurement Funds and coordinate the investment of Trust assets with such designations to reduce or eliminate the Company's exposure to market fluctuations.

      (g) To instruct the Trustee regarding payments from the Plan and to provide, amend, and supplement from time to time a schedule of payments to be made from the Trust for purposes of the Plan;

      (h) To employ such counsel, auditors, actuaries, or other specialists (who may be counsel, auditors, actuaries or other specialists for the Company) and to engage such clerical or other services to the extent such services are not provided by the Company;

      (i) To delegate such of its powers and authorities to such person or persons, with his, her, its or their consent, as the Plan Administrator may appoint;

      (j) To do all other things the Plan Administrator deems necessary or desirable for the advantageous administration of the Plan and to make the Plan fully effective in accordance with its terms and intent.

      7.3 Claims for Benefits. No claim shall be necessary for payments routinely due to begin under the terms of the Plan. Any claim for benefits not received or received in an improper amount or time, or any claim for clarification of a Participant's or Beneficiary's future rights to benefits, shall be made in writing to the Plan Administrator. The Plan Administrator shall decide each claim and give the person making the claim (a "Claimant") written notice of the disposition of the claim within 90 days after the claim is filed. If the Plan Administrator denies a claim, the notice of denial shall be in writing, shall contain the specific reason or reasons for the denial of the claim, shall contain a specific reference to the pertinent Plan provisions upon which the denial is based, shall contain a description of any additional material or information necessary for the claimant to perfect the claim along with an explanation why such material or information is necessary, and shall contain an explanation of the Plan's claims review procedures.


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


     Within 60 days after receipt by the Claimant of a written notice of denial of a claim, the Claimant may file a written request with the Company for a full and fair review of the denial of the claim for benefits for benefits by a panel of three officers of the Company who are also members of the Board of Managing Directors of Chicago Bridge & Iron Company B.V., a Netherlands corporation; provided that no such member may serve on an Appeals Panel particularly respecting his or her own claim for benefits. In connection with a claimant's appeal of the denial of the benefit, the Claimant may review pertinent documents and may submit issues and comments in writing. The Appeals Panel shall deliver to the Claimant a written decision on the claim promptly, but not later than sixty days after the Claimant's request for review. Such decision shall be written in a manner calculated to be understood by the Claimant, shall include specific reasons for the decision, and shall contain specific references to the pertinent Plan provisions upon which the decision is based. The decision of the Appeals Panel shall be final, conclusive and binding on all persons.

















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                                 ARTICLE VIII

                                MISCELLANEOUS

     8.1 Funding Policy. The Accounts under this Plan are merely unfunded bookkeeping accounts of the Company and all payments under this Plan shall be deemed made by the Company from general assets available to all unsecured creditors of the Company in the event of its insolvency. All Participants have merely the status of general unsecured creditors of the Company and the Plan is merely a promise by the Company to make benefit payments in the future. It is the intent of the Company that the arrangements under this Plan be unfunded for tax purposes and for purposes of Title I of ERISA.

     8.2 Trust. The Company shall create for purposes of this Plan a Trust of the type commonly referred to as a "rabbi" trust. The terms of the Trust shall be substantially similar (but need not be identical) to the terms of the model trust published by the Internal Revenue Service in Rev. Proc. 92-64. The Company shall transfer assets to the Trustee to hold and to make distributions under this Plan on behalf of the Company. The assets so held in trust shall remain the general assets of the Company, which is the grantor under the Trust. The rights of Participants and their Beneficiaries under this Plan and the Trust shall be exclusively unsecured contractual rights. No Participant or Beneficiary shall have any right, title or interest whatsoever in the Trust.

     8.3 No Employment Rights. Nothing in this Plan shall confer any greater employment rights on a Participant than he or she otherwise may have.

     8.4 Withholding. The Company may withhold from amounts payable under this Plan any amounts as it reasonably deems required under any federal, state or local revenue law applying to such payments.

     8.5 No Assignment. The Participant's rights to benefit payments under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge encumbrance, attachment or garnishment by creditors of the Participant or the Participant's Beneficiaries other than by a "qualified domestic relations order" (within the meaning of Section 206(d)(3)(B)(i) of ERISA).

     8.6 Expenses. Expenses of administering the Plan shall be borne by the Company.

     8.7 Amendment and Termination. The Company may amend or terminate this Plan at any time and in its sole discretion, by (and only by) written instrument executed on behalf of the Company by an officer of the Company who is also a member of the Board of Managing Directors of Chicago Bridge & Iron Company B.V., a Netherlands corporation. Any such amendment or termination shall be binding on the Company and all Participants and their Beneficiaries, even though it may be retroactive and applicable to Participants whose employment by the Company or Subsidiaries has terminated. However, no amendment or termination of the Plan shall adversely affect the right of a Participant to payment of a benefit that he or she would be entitled to (then or thereafter) under the terms of the Plan if his or her employment terminated immediately before the adoption of such


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

amendment or termination of the Plan, unless such amendment or termination of the Plan in the reasonable judgment of the Plan Administrator is required to comply with applicable law or to preserve the tax treatment of benefits under this Plan for the Company or for the Participant, or is consented to by the affected Participant.

     Notwithstanding anything in this Plan to the contrary, upon termination of the Plan the Company may in its sole discretion pay all Account balances to the Participants (or Beneficiaries) entitled thereto in a single lump sum.

     8.8 Successors. All obligations of the Company under this Plan shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

     8.9 Company Action. Except for matters on which this Plan specifically requires action by the Board or by a Company officer otherwise specified, any action or decision the Company is required or permitted to take under this Plan will be properly done if done in writing over the signature of the Company's Vice President - Human Resources and Administration (or if the Company has no officer with that title, then of the Company officer having substantially equivalent position and responsibilities to a Vice President-Human Resources and Administration).

     8.10 Notice. Any notice that this Plan requires or permits the Company to receive will be properly given if sent by first class mail, postage paid and properly addressed, to the principal business address of the Company to the attention of its Vice President - Human Resources and Administration (or if the Company has no officer with that title, then to the attention of the Company officer having substantially equivalent position and responsibilities to a Vice President - Human Resources and Administration). Any notice, or any check in payment of benefits, that this Plan requires or permits a Participant to receive will be properly given and received if sent to a Participant who is an Employee by regular interoffice distribution channels; or sent to any Participant or Beneficiary by first class mail, postage paid and properly addressed, to the last known residence address of the Participant or Beneficiary appearing on the records of the Company.

     8.11 Governing Law. This Plan is subject to Federal law under ERISA as applicable to plans described in Section 3(a) of ERISA but exempt from certain provisions of ERISA under Sections 201(2), 301(a)(3), and 401(a)(2) of ERISA, and is subject to the laws of the State of Illinois to the extent such laws are not pre-empted by ERISA.


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

     IN WITNESS WHEREOF the Company has caused amendment and restatement of this Chicago Bridge & Iron Company Excess Benefit Plan to be executed by an authorized officer this 18th day of December, 1997.

                                              CHICAGO BRIDGE & IRON COMPANY
                                              a Delaware corporation



                                            By: /s/ Gerald M. Glenn
                                                ---------------------------

                                            Title: Chairman, President & C.E.O.
                                                   ----------------------------












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

                              TABLE OF CONTENTS


                                                                PAGE
                                                                ----
ARTICLE I - ESTABLISHMENT, OBJECTIVES AND DURATION.............. 1
        1.1 Establishment of Plan............................... 1
        1.2 Effective Date...................................... 1
        1.3 Objectives.......................................... 1

ARTICLE II - DEFINITIONS........................................ 1
        2.1 Account............................................. 1
        2.2 Board .............................................. 1
        2.3 Change Date ........................................ 2
        2.4 Code................................................ 2
        2.5 Company ............................................ 2
        2.6 Company Contribution Credits ....................... 2
        2.7 Compensation ....................................... 2
        2.8 Elective Deferrals ................................. 2
        2.9 Employee ........................................... 2
        2.10 ERISA ............................................. 2
        2.11 Highly Compensated Employee ....................... 2
        2.12 Matching Credits .................................. 2
        2.13 Measurement Fund .................................. 2
        2.14 Participant ....................................... 3
        2.15 Plan Administrator ................................ 3
        2.16 Plan Year.......................................... 3
        2.17 Qualified Compensation ............................ 3
        2.18 Savings Plan ...................................... 3
        2.19 Section 401(a)(17) Limit .......................... 3
        2.20 Subsidiary ........................................ 3
        2.21 Trust ............................................. 3
        2.22 Trustee ........................................... 3
        2.23 Valuation Date .................................... 3

ARTICLE III - PARTICIPATION .................................... 3
        3.1 Eligibility ........................................ 3
        3.2 Entry .............................................. 4
        3.3 Duration of Participation........................... 4

ARTICLE IV - COMPANY CREDITS ................................... 4
        4.1 Matching Contribution Credits....................... 4
        4.2 Company Contribution Credits ....................... 4
        4.3 Income (or Loss) on Credits......................... 5
        4.4 Statements ......................................... 5
        4.5 Excess Elective Deferrals .......................... 5

ARTICLE V - VESTING ............................................ 5
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                              TABLE OF CONTENTS

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
        5.1 Vesting ...........................................  6

ARTICLE VI - PAYMENT OF BENEFITS ..............................  6
        6.1 Distribution Options ..............................  6
        6.2 Changes in Distribution Options ...................  7
        6.3 Small Installments and Account Balances ...........  7
        6.4 Form of Payment ...................................  7
        6.5 Beneficiary........................................  7
        6.6 Rights of Beneficiary .............................  8
        6.7 Facility of Payment ...............................  8

ARTICLE VII - ADMINISTRATION ..................................  8
        7.1 Company as Plan Administrator .....................  8
        7.2 Power of the Plan Administrator....................  8
        7.3 Claims for Benefits ...............................  9

ARTICLE VIII - MISCELLANEOUS .................................. 11
        8.1 Funding Policy .................................... 11
        8.2 Trust.............................................. 11
        8.3 No Employment Rights .............................. 11
        8.4 Withholding ....................................... 11
        8.5 No Assignment ..................................... 11
        8.6 Expenses........................................... 11
        8.7 Amendment and Termination ......................... 11
        8.8 Successors ........................................ 12
        8.9 Company Action .................................... 12
        8.10 Notice ........................................... 12
        8.11 Governing Law .................................... 12